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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 19, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                      0-25620                   41-1459569
(State or other jurisdiction       (Commission file           (I.R.S. Employer
     of incorporation)                 number)               Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 5.        Other Events and Regulation FD Disclosure

               On July 19, 2004, A.S.V., Inc. ("ASV") issued a press release announcing it had signed a non-binding letter of intent to acquire all the outstanding common stock of Loegering Mfg. Inc. of Casselton, North Dakota for a combination of cash and ASV common stock. Pending due diligence, ASV anticipates it will complete the transaction in the third quarter of 2004

               For additional information, see the press release included as
               Exhibit 99 hereto.


Item 7.        Financial Statements and Exhibits.

               c.           Exhibits

               Exhibit      Description of Exhibit
               -------      ----------------------
                 99         Press release dated July 19, 2004




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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2004



                                                A.S.V., Inc.


                                                By: /s/ Gary Lemke
                                                    ----------------------------
                                                    Its: Chief Executive Officer
                                                         -----------------------





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------
             99       Press release dated July 19, 2004